Exhibit 77.o

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                Rule 10f-3 Acquisition of Securities from an Affiliate - June 1, 2002 through August 31, 2002
                                                            DeAM
                                             Montgomery Street Income Securities
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                                          Security Purchased             Comparison Security              Comparison Security
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Issuer                                          ARVINMERITOR                DANA CORPORATION             SMITHFIELD FOODS INC
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Underwriters                    DBSI, Merrill Lynch, Bank of        DBAB, JP Morgan, Bank of                        JP Morgan
                                America, Banc One, Comercia,      America, Bank of New York,
                                       Credit Lyonnais, HSBC    Credit Suisse, HSBC, Salomon
                                     Securities, UBS Warburg    Smith Barney, BNP, Comerica,
                                                              First Union, McDonald, Toronto
                                                                       Dominion, UBS Warburg
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
Years of continuous                                > 3 years                       > 3 years                        > 3 years
operation, including
predecessors
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Security                                ARM 6.625%,6/15/2007               DCN 9%, 8/15/2011               SFD 8%, 10/15/2009
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Is the affiliate a manager
or co-manager of offering?                           Manager                      Co-Manager                              N/A
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Name of underwriter or
dealer from which purchased                    Merrill Lynch                             N/A                              N/A
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Firm commitment
underwriting?                                            Yes                             Yes                              Yes
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Trade date/Date of Offering                        6/26/2002                        8/1/2001                       10/17/2001
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Total dollar amount of
offering sold to QIBs                                  $0.00                 $575,000,000.00                  $300,000,000.00
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Total dollar amount of any
concurrent public offering                   $200,000,000.00                           $0.00                            $0.00
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Total                                        $200,000,000.00                 $575,000,000.00                  $300,000,000.00
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Public offering price                                 $99.68                         $100.00                          $100.00
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Price paid if other than
public offering price                                    N/A                             N/A                              N/A
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Underwriting spread or                                1.375%                          1.625%                            1.50%
commission
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Rating                                             Baa3/BBB-                        Ba1/BBB-                          Ba2/BB+
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Current yield                                          6.65%                           9.00%                            8.00%
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Total par value purchased                                                                N/A                              N/A
                                                     475,000
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$ amount of purchase                             $473,499.00                             N/A                              N/A
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% of offering purchased by
fund                                                   0.24%                             N/A                              N/A
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% of offering purchased by
associated funds                                       4.47%                             N/A                              N/A
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Total                                                 4.705%                             N/A                              N/A
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Name of Fund                 Montgomery Street Income Securities
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                                          Security Purchased             Comparison Security               Comparison Security
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Cusip                                              397624AA5                       20451BAA5                          827048AC
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Issuer                                GREIF BROS CORPORATION          COMPASS MINERALS GROUP               SILGAN HOLDINGS INC
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Underwriters                       DBSI, Salomon, Huntington       Credit Suisse, JP Morgan,    DBAB, Morgan Stanley, Salomon,
                                Corp, ING, Keybank, Merrill,
                               Natcity, Suntrust, US Bancorp           Credit Lyonnais, DBAB                             Fleet
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Years of continuous                                > 3 years                       > 3 years                         > 3 years
operation, including
predecessors
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Security                               GBCOA 8.875%,8/1/2012            COMPAS 10%,8/15/2011                  SLGN 9%,6/1/2009
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Is the affiliate a manager                        Joint Lead                          Co-Man                           Jt Lead
or co-manager of offering?
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Name of underwriter or
dealer from which purchased                 Salomon Brothers                             n/a                               n/a
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Firm commitment underwriting?                            yes                             yes                               yes
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Trade date/Date of Offering                        7/25/2002                      11/15/2001                         4/23/2002
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Total dollar amount of                  $        250,000,000            $        250,000,000              $        200,000,000
offering sold to QIBs
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Total dollar amount of any                  $              -                $              -                  $              -
concurrent public offering
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Total                                   $        250,000,000            $        250,000,000              $        200,000,000
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Public offering price
                                                       99.19                          100.00                            103.00
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Price paid if other than                                 n/a                             n/a                               n/a
public offering price
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Underwriting spread or                                 2.08%                            2.6%                             1.75%
commission
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Rating                                                 B2/B+                            B3/B                              B1/B
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Current yield                                          8.95%                          10.00%                             8.74%
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Total par value purchased                                                                n/a                               n/a
                                                     115,000
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$ amount of purchase                                                                     n/a                               n/a
                                                     114,064
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% of offering purchased by                            0.046%                             n/a                               n/a
fund
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% of offering purchased by                             3.93%                             n/a                               n/a
associated funds
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Total                                                  3.98%                             n/a                               n/a
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                Rule 10f-3 Acquisition of Securities from an Affiliate - June 1, 2002 through August 31, 2002
                                                            DeAM
                                          Montgomery Street Income Securities (HY)
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                                          Security Purchased             Comparison Security              Comparison Security
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Issuer                                  KANSAS CITY SOUTHERN                LAND O LAKES INC              STATION CASINOS INC
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Underwriters                 Morgan Stanley, Banc One, DBSI,       JP Morgan, Bank of Tokyo,  Bank of America, DBAB, Dresdner
                                   JP Morgan, Scotia Capital       Suntrust Bank, US Bancorp      Kleinwort Wasserstein, Bear
                                                                                                   Stearns, CIBC World, Wells
                                                                                                              Fargo, ABN Amro
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Years of continuous                                > 3 years                       > 3 years                        > 3 years
operation, including
predecessors
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Security                                  KSU 7.5%,6/15/2009        LLAKES 8.75%, 11/15/2011            STN 8.375,% 2/15/2008
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Is the affiliate a manager                        Co-Manager                             N/A                       Co-Manager
or co-manager of offering?
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Name of underwriter or
dealer from which purchased                   Morgan Stanley                             N/A                              N/A
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Firm commitment                                          Yes                             Yes                              Yes
underwriting?
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Trade date/Date of Offering                         6/5/2002                       11/8/2001                         2/2/2001
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Total dollar amount of
offering sold to QIBs                        $200,000,000.00                 $350,000,000.00                            $0.00
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Total dollar amount of any
concurrent public offering                             $0.00                           $0.00                  $400,000,000.00
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Total                                        $200,000,000.00                 $350,000,000.00                  $400,000,000.00
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Public offering price                                $100.00                         $100.00                          $100.00
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Price paid if other than
public offering price                                    N/A                             N/A                              N/A
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Underwriting spread or                                 1.75%                              2%                            1.50%
commission
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Rating                                               Ba2/BB-                          Ba3/BB                          Ba3/BB-
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Current yield                                          7.50%                           8.75%                           8.375%
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Total par value purchased                             55,000                             N/A                              N/A
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$ amount of purchase                              $55,000.00                             N/A                              N/A
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% of offering purchased by
fund                                                   0.03%                             N/A                              N/A
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% of offering purchased by
associated funds                                       3.44%                             N/A                              N/A
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Total                                                 3.468%                             N/A                              N/A
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                Rule 10f-3 Acquisition of Securities from an Affiliate - June 1, 2002 through August 31, 2002
                                                            DeAM
                                             Montgomery Street Income Securities
------------------------------------------------------------------------------------------------------------------------------
                                          Security Purchased             Comparison Security              Comparison Security
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Issuer                                        METALDYNE CORP        SUN INTERNATIONAL HOTELS          ENCOMPASS SERVICES CORP
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Underwriters                     Credit Suisse First Boston,              Bear Stearns, DBAB JP Morgan, Bank of America, Banc
                                   DBSI, JP Morgan, Comercia                                     One, Credit Lyonnais, Credit
                                   Securities, National City                                 Suisse First Boston, DBAB, First
                                  Investments, Wachovia Bank                                    Union, Merrill Lynch, Salomon
                                                                                                                 Smith Barney
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Years of continuous                                > 3 years                       > 3 years                        > 3 years
operation, including
predecessors
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Security                                METALD 11%,6/15/2012         SIHUS 8.875,% 8/15/2011               ESR 10.5%,5/1/2009
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Is the affiliate a manager                        Co-Manager                      Co-Manager                       Co-Manager
or co-manager of offering?
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Name of underwriter or
dealer from which purchased       Credit Suisse First Boston                             N/A                              N/A
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Firm commitment                                          Yes                             Yes                              Yes
underwriting?
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Trade date/Date of Offering                        6/13/2002                        8/9/2001                        6/14/2001
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Total dollar amount of
offering sold to QIBs                        $250,000,000.00                 $200,000,000.00                  $135,000,000.00
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Total dollar amount of any                             $0.00                           $0.00                            $0.00
concurrent public offering
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Total                                        $250,000,000.00                 $200,000,000.00                  $135,000,000.00
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Public offering price                                $100.00                         $100.00                           $98.26
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Price paid if other than
public offering price                                    N/A                             N/A                              N/A
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Underwriting spread or                                    3%                              3%                               3%
commission
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Rating                                                  B3/B                         Ba3 /B+                            B2/B+
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Current yield                                         11.00%                           8.88%                           10.84%
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Total par value purchased                            100,000                             N/A                              N/A
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$ amount of purchase                             $100,000.00                             N/A                              N/A
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% of offering purchased by                             0.04%                             N/A                              N/A
fund
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% of offering purchased by                             4.66%                             N/A                              N/A
associated funds
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Total                                                  4.70%                             N/A                              N/A
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                Rule 10f-3 Acquisition of Securities from an Affiliate - June 1, 2002 through August 31, 2002
                                                            DeAM
                                             Montgomery Street Income Securities
------------------------------------------------------------------------------------------------------------------------------
                                          Security Purchased             Comparison Security              Comparison Security
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Issuer                                 WELLS FARGO FINANCIAL         JOHN DEERE CAPITAL CORP                PHELPS DODGE CORP
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Underwriters                 BNP, Salomon Smith Barney, DBSI        JP Morgan, Salomon Smith    Salomon Smith Barney, Bank of
                                                                                Barney, DBAB    America, Bank of Tokyo, First
                                                                                                     Union, Mizuho Securities
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Years of continuous                                > 3 years                       > 3 years                        > 3 years
operation, including
predecessors
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Security                                WFC 4.875%,6/12/2007                 DE 7%,3/15/2012                PD 8.75%,6/1/2011
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Is the affiliate a manager                        Co-Manager                      Co-Manager                              N/A
or co-manager of offering?
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Name of underwriter or
dealer from which purchased                 Salomon Brothers                             N/A                              N/A
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Firm commitment                                          Yes                             Yes                              Yes
underwriting?
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Trade date/Date of Offering                         6/5/2002                       3/15/2002                        5/24/2001
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Total dollar amount of
offering sold to QIBs                                  $0.00                           $0.00                            $0.00
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Total dollar amount of any                   $500,000,000.00               $1,500,000,000.00                  $625,000,000.00
concurrent public offering
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Total                                        $500,000,000.00               $1,500,000,000.00                  $625,000,000.00
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Public offering price                                 $99.39                          $99.32                           $99.83
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Price paid if other than                                 N/A                             N/A                              N/A
public offering price
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Underwriting spread or                                 0.35%                           0.45%                            0.65%
commission
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Rating                                                Aa2/A+                            A3/A                        Baa3/BBB-
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Current yield                                          4.91%                           7.05%                            8.76%
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Total par value purchased                          1,700,000                             N/A                              N/A
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$ amount of purchase                           $1,689,596.00                             N/A                              N/A
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% of offering purchased by
fund                                                   0.17%                             N/A                              N/A
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% of offering purchased by
associated funds                                       3.93%                             N/A                              N/A
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Total                                                  4.10%                             N/A                              N/A
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